THE DLB FUND GROUP

                 Supplement to Prospectus dated March 1, 2001

                              DLB HIGH YIELD FUND

On March 15, 2001, the Board of Trustees which oversees the DLB High Yield Fund (the "High Yield Fund") approved changes to the High Yield Fund's investment objective and principal investment strategies. The changes to the High Yield Fund's investment objective and principal investment strategies are expected to be effective on or about May 24, 2001. Following the effectiveness of these changes, it is expected that the investment objective and principal investment strategies of the High Yield Fund (which are currently set forth on page 5 of the Prospectus) will read as follows:

       INVESTMENT OBJECTIVE

        The investment objective of the DLB High Yield Fund (the "High Yield Fund") is to achieve a high level of current income and total return by investing primarily in high yield debt and related securities.

        PRINCIPAL INVESTMENT STRATEGY

        Under normal circumstances, the Fund will invest at least 65% of its total assets in lower rated fixed income securities, which are commonly known as "junk bonds."

        MARKET SECTORS: The Fund invests in high yield (i.e., lower rated) U.S. fixed income securities ("junk bonds"), including Rule 144A private placements. The Fund may also invest in convertible securities, preferred stocks, warrants, bank borrowings and other fixed income securities and may engage in securities lending.

        MATURITY: Under normal market conditions, the Fund will have an average dollar-weighted portfolio maturity ranging from 4 to 10 years. The Fund's portfolio may include securities with maturities outside this range.

        PORTFOLIO QUALITY: The Fund will invest primarily in lower rated fixed income securities. These securities are considered below investment grade and are commonly known as junk bonds. A lower rated fixed income security is a security that, at the time the Fund acquires the security, is not rated in one of the top four rating categories by either of the major rating agencies (Moody's Investors Service, Inc. or Standard & Poor's), or an unrated security that the Manager determines to be of comparable quality. Thus, a lower rated fixed income security will be rated below Baa3 by Moody's Investor's Service, Inc. and below BBB- by Standard & Poor's, or will be an unrated security that the Manager determines to

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        be of comparable quality.

        SECURITY SELECTION: The Manager employs a bottom-up, fundamental approach to its credit analysis which focuses first on a specific issuer's financial strength, among other things, before considering either trends or macro economic factors. The Manager prefers companies that possess one or more of the following characteristics:

        * Strong business position

        * Ability to generate free cash flow to repay debt

        * Favorable capital structure

        * High level of fixed assets

        * Conservative accounting

        * Respected management or equity sponsor



                 THE DATE OF THIS SUPPLEMENT IS MARCH 20, 2001








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